Tumbleweed®

Copyright © 2007 Tumbleweed. All rights reserved.

Roth 2007 New York Conference
September 6, 2007

Jim Scullion, CEO

Safe Harbor Statement

This presentation and the accompanying speaker’s remarks may contain forward-
looking statements made in reliance on the Safe Harbor provisions of the Private
Securities Litigation Reform Act of 1995.  These factors are described in the Safe
Harbor statement below.

Except for the historical information contained herein, the matters discussed in this presentation may constitute forward-looking statements that involve risks and uncertainties which could cause actual results to differ materially from those projected, particularly with respect to the future growth of Tumbleweed’s business.  In some cases, forward-looking statements can be identified by terminology such as
“may,” “will,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,”
“plans,” “believes,” “estimates,” etc.

For further cautions about the risks of investing in Tumbleweed, we refer you to the documents Tumbleweed files from time to time with the SEC, particularly
Tumbleweed's Form 10-K filed March 14, 2007 and Form 10-Q filed August 7, 2007.

We assume no obligation to correct or update information contained in this presentation.

Our Mission

Manage, protect and deliver
information so enterprises can more
productively utilize the Internet for
mission-critical communications.

Tumbleweed Communications: TMWD

Confidential Document

Founded in 1993, HQ in Redwood City, CA

2,900 customers worldwide

27 US security patents issued

Award-winning products

Offices in the Americas, Europe and Asia

380 employees

$62M revenue in 2006

$30M in cash, no debt

IBM GE AIRBUS AMERICAN EXPRESS
MasterCard DHL

U.S. AIR FORCE USDA U.S. ARMY
Marines UNITED STATES NAVY FDA

Bank of America NASDAQ
BARCLAYS citi WELLS FARGO
JPMorgan WACHOVIA

BlueCross BlueShield MEMORIAL SLOAN-KETTERING CANCER CENTER CHILDREN'S HOSPITAL
PREMERA medco
STANFORD HOSPITAL & CLINICS Mount Sinai Cleveland Clinic

CIGNA CHUBB PRUDENTIAL
Mutual of Omaha
MetLife Aetna AXA

COSTCO RITE AID
Sears ACE Hardware
SAFEWAY MARKS & SPENCER

GM JOHN DEERE DELL NIKE
Raytheon SAMSUNG BMW

ORACLE ebay Adobe
AMD symantec National Semiconductor

OPEC Westinghouse
煤氣 Towngas PACIFICORP

TIME WARNER CABLE verizon alltel
Cellcom
NTT Communications Telewest

Tumbleweed

Customers Trust Tumbleweed

50% of Fortune 100

7 of 10 top Worldwide Banks

8 of 10 top US Banks

50% of Blue Cross/ Blue Shield

300+ law firms

7 of 10 top US brokerages

All 4 arms of the US Military

8 of 10 top pharma companies

World’s largest central banks

Healthcare

CIGNA

Energy

Multi-Nationals

Government

Manufacturing

Financial Services

Insurance

Technology

Retail

Telecommunications

Healthcare

Content Security Market Dynamics

Corporate Network

Hygiene is a commodity

Large players have entered market

Growth opportunity for outbound

Email

File Transfer

External Users

Partners

Automated

Processes

Customers

External Users

Partners

Automated

Processes

Customers

Content Security Market Dynamics

Current EDI and FTP inadequate

Centralized management and security

Integration into existing environments is key

Email

File Transfer

Corporate Network

External Users

Partners

Automated

Processes

Customers

Dynamics are Converging

Email

File Transfer

Mid-market is large opportunity

International is frontier

Breadth/depth of products is key

Corporate Network

External Users

Partners

Automated

Processes

Customers

Tumbleweed Leads the Market

Mid-market is large opportunity

International is frontier

Breadth/depth of products is key

MailGate

Leader in Email Security

Email

File Transfer

Secure Transport

Leader in Managed File Transfer

Corporate Network

SC MAGAZINE
AWARDS 2006
SC MAGAZINE
AWARDS 2006

Tumbleweed

Additional Revenue Streams

Tumbleweed

Validation
Authority

Technology
and Patent
Licensing

Mid-market is large opportunity

International is frontier

Breadth/depth of products is key

Email

File Transfer

MailGate

Leader in Email Security

Secure Transport

Leader in Managed File Transfer

$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Market Size ($M)
2005
2006
2007
2008
2009
2010

Tumbleweed®

Market Opportunity

Growth Drivers

Protection of information assets

Integration with external business partners and customers

Security and privacy regulations

(CAGR = 32%)

(CAGR = 41%)

(CAGR = 13%)

Source: Gartner, IDC and Tumbleweed

Digital Certificate

Validation

Managed

File Transfer

Email Security

Tumbleweed Growth Strategy

Mid-market is
growing

International is
frontier

Customer
focus is
critical

100% channel distribution

Upgrade reseller channel in US

Secure resellers in new verticals

Expand Internationally

EMEA

APAC

Latin America

Solve a larger share of customers’
problems

Emphasize “channel-friendly” products

Offer widest range of features and most
flexible solution suites

Tumbleweed Vision Roadmap

2006

2007

2008

2009

2010

Products

Sales Model

Customers

Category

A suite of complete

content security
products

100% channel

All businesses

Secure content

delivery

Suite of modules on
a common security
platform

100% channel (EOY ’08)

Large, medium & small

enterprises

Email and content security

WE ARE HERE

Email security /

managed file transfer/
identity validation

Large, medium

enterprises

Direct

3 product

lines

$70
$60
$50
$40
$30
$20
$10
$0
$25.5
$30.6
$43.4
$50.0
$62.0
$29.1
2002
2003
2004
2005
2006
1H 2007

Tumbleweed

Revenue

($ in millions)

Financial Results

Revenue:

$29.1 million in first half 2007

Channel orders represented 40% of non-renewal orders in H1 2007, up from 24% in H1 2006

$14.1 million in Q2 2007

Email and MFT security revenue grew 27+% year/ year in Q2

Non-GAAP results

$1.6 million loss in first half 2007, or $(0.03) per share

$1.2 million loss in Q2 2007, or $(0.02) per share

$30.0 million in cash

Cash flow positive from operations for 10 of past 11 quarters

No debt

identix, Comnetix, KPMG, Tumbleweed
		ValiCert, LongBoard, LogicVision, VERILINK
		RSA Security, Netscape, phoenix technologies, SECURIFY, Tumbleweed
		Microsoft, FRONTBRIDGE, SECOS, EPOCH
		Skadden, WSGR Wilson Sonsini Goodrich & Rosati
		IBM, cellnet, Schlumberger, FURUKAWA ELECTRIC

Tumbleweed

Experienced Management Team

EVP, Field
Operations

Nick Hulse

SVP, Corporate
Development

Barney Cassidy

Chief Technology
Officer

Taher Elgamal

Chief Financial
Officer

Tim Conley

Chief Executive
Officer

Jim Scullion

VP, Product
Management

Joe Fisher

Summary

Experienced Management Team

Strong Financials

Double-digit year-year growth

Cash positive for the last 10/11 quarters

Solid Growth Strategy

Channel expansion

International expansion

Expand customer footprint

Uniquely Positioned for Success

Blue-chip customer base

Award-winning products

Patents

Market Leadership

www.tumbleweed.com